Supplement to the
Fidelity® Advisor Short Fixed-Income Fund
Class A, Class T, Class B, and Class C
December 30, 2002 Prospectus

The following information replaces similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 15.

  If you sell shares of Class A or Class T by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 16.

Check	For Class A and Class T only Write a check to sell shares from your account.

SFI-03-01 May 5, 2003
1.756200.104